UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

FILED BY THE REGISTRANT ☐

FILED BY A PARTY OTHER THAN THE REGISTRANT ☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ALCO STORES, INC.

(Name of Registrant as Specified In Its Charter)

MILWAUKEE PRIVATE WEALTH MANAGEMENT, INC.
VI CAPITAL FUND, LP
VI CAPITAL MANAGEMENT, LLC
DAVID W. POINTER
JEFFREY R. GEYGAN
CHARLES M. GILLMAN
STANLEY B. LATACHA
DILIP SINGH
WILLIAM L. LECHTNER
JOHN M. CLIMACO
MARK D. STOLPER
ROBERT J. SARLLS
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PRELIMINARY COPY -  SUBJECT TO COMPLETION, DATED MAY 21, 2014

CONCERNED ALCO STOCKHOLDERS

_________ __, 2014

Dear Fellow Stockholders:

The participants in this solicitation (collectively, “Concerned ALCO Stockholders” or “we”) are experienced corporate leaders with extensive retail and turnaround experience who, through the implementation of sound operating practices, have successfully guided unprofitable publicly traded and privately held companies to profitability.  Our primary goal is to increase stockholder value, something our members have done for publicly traded companies across a number of industries.

ALCO Stores, Inc. (the “Company”) has a one hundred year legacy in many of the communities it serves.  The current board of directors of the Company (the “Board”) has been ineffective at increasing stockholder value since Royce Winsten joined the Board in 2007 and was subsequently elected Chairman in March of 2008.  The share price was approximately $13.00 at that time.  Other members of the current Board have participated in Mr. Winsten’s failed strategies over the years, including Mr. Lolan Mackey (Board member since 1998) and Mr. Dennis Logue (Board member since 2005).

Many of the same concerns that Concerned ALCO Stockholders share were originally voiced by Mr. Raymond French, the individual who introduced Mr. Winsten to the Board and promoted him to the Chairmanship in 2008.  In a letter from Mr. French to the Board dated December 17, 2007, he complained of continued low return on equity, high operating expenses and poor inventory turnover.  Despite Mr. Winsten’s efforts over 5 years, these issues remain today.  In addition, the Company’s real estate portfolio needs focused attention, store closings have remained consistently above acceptable industry levels and store manager turnover continues to plague the Company.

We are interested in enhancing the performance of the Company by aligning the Board, stockholders, executive management and other stakeholders around core values.  We share the interest of all Company stockholders in restoring stockholder value, and believe that it is time for meaningful stockholder representation on the Company’s Board and the adoption of proven and enhanced corporate governance policies designed to benefit the Company’s stockholders, not the Company’s current management and Board members.

We seek to replace the current, ineffective Board with an independent Board of highly qualified and experienced individuals committed to realizing the fullest investment potential in the Company.

For the reasons set forth in the enclosed proxy statement (the “Proxy Statement”), Concerned ALCO Stockholders do not believe the current Board of ALCO is acting in the best interests of its stockholders.

Concerned ALCO Stockholders are therefore seeking your support to take the following actions:

(1)
to elect Stanley B. Latacha, Dilip Singh, William L. Lechtner, John M. Climaco, David W. Pointer, Mark D. Stolper and Robert J. Sarlls (our “Nominees”), the nominees to the Board proposed by VI Capital Fund, LP (the “Fund”) and Milwaukee Private Wealth Management, Inc. (“MPWMI”) on behalf of Concerned ALCO Stockholders, to serve as directors on the Board;

(2)
to reimburse Concerned ALCO Stockholders for reasonable expenses (not to exceed the amount expended by the Company in connection with the nomination of its nominees at the election held at the 2014 annual meeting of stockholders (the “Annual Meeting”)) incurred in connection with the nomination of our Nominees; and

(3)	to grant the proxy holders discretion to vote on all other matters as may properly come before the Annual Meeting.

Proposal No. 2 is subject to the effectiveness of Proposal No. 1.

The Proxy Statement and form of GOLD proxy card are first being furnished to the stockholders of the Company on or about [●], 2014.

Our Nominees are each committed to acting in the best interests of the Company’s stockholders and each has consented to being named as a nominee in the Proxy Statement and, if elected, to serve as a director on the Board. We believe that your voice in the future of the Company can best be expressed through, among other things, the election of our Nominees at the Annual Meeting.

We believe that the Company’s Board must be comprised of highly qualified and experienced individuals that can provide a new and fresh perspective with full transparency and fairness.  The time has come for a Board that is committed to further implementing and fully embracing long-overdue corporate governance and operational reforms while exploring all opportunities to maximize stockholder value.  We believe our Nominees bring the necessary skill, energy and experience to the Board required to effect the change.  If elected, our Nominees will strive to be catalysts for this necessary change.

Concerned ALCO Stockholders are seeking your support at the Annual Meeting.  Please read the Proxy Statement carefully for more detailed information about our Nominees.

On behalf of Concerned ALCO Stockholders,

VI Capital Fund, LP & Milwaukee Private Wealth Management, Inc.

IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING YOUR GOLD PROXY CARD, OR NEED ADDITIONAL COPIES OF CONCERNED ALCO STOCKHOLDERS’ PROXY MATERIALS, PLEASE CALL OUR PROXY SOLICITOR, INVESTORCOM, INC., AT THE PHONE NUMBERS LISTED BELOW:

InvestorCom, Inc.
65 Locust Avenue, New Canaan, CT 06840
Telephone: (203) 972-9300
Toll Free (877) 972-0090
Fax: (203) 966-6478
E-mail:  info@investor-com.com

IMPORTANT

Concerned ALCO Stockholders urge you to carefully consider the information contained in the Proxy Statement and then support Concerned ALCO Stockholders’ efforts by using the GOLD proxy card today to vote “for” the election of each of our Nominees and “for” each of the other proposals described above.

Our Nominees are committed to acting in the best interests of the Company’s stockholders.  We believe that your voice in the future of the Company can best be expressed through the election of our Nominees.  Accordingly, we urge you to vote the GOLD proxy card “for” our Nominees.

THIS SOLICITATION IS BEING MADE BY CONCERNED ALCO STOCKHOLDERS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  CONCERNED ALCO STOCKHOLDERS ARE NOT AWARE OF ANY MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING, EXCEPT FOR THOSE SET FORTH ABOVE.  SHOULD ANY OTHER MATTERS BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY THE COMPANY.

IF YOU HAVE ALREADY SIGNED AND/OR RETURNED A PROXY CARD SENT TO YOU BY THE COMPANY, YOU MAY REVOKE YOUR PROXY BEFORE IT IS VOTED AT THE MEETING BY (1) SUBMITTING A REVOCATION LETTER WITH A LATER DATE THAN YOUR PROXY CARD; (2) DELIVERING A SECOND SIGNED PROXY CARD DATED LATER THAN THE FIRST SIGNED PROXY CARD; OR (3) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.  YOU SHOULD SEND ANY NOTICE OF REVOCATION EITHER TO CONCERNED ALCO STOCKHOLDERS IN CARE OF INVESTORCOM, INC. AT THE ADDRESS SET FORTH ON THE BACK COVER OF THIS PROXY STATEMENT OR TO THE SECRETARY OF THE COMPANY OR OTHER ADDRESS PROVIDED BY THE COMPANY.  SEE “QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION” IN THE ENCLOSED PROXY STATEMENT.

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN.  CONCERNED ALCO STOCKHOLDERS URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY TO VOTE FOR THE ELECTION OF OUR NOMINEES.

●
If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Concerned ALCO Stockholders, c/o InvestorCom, Inc., 65 Locust Avenue, New Canaan, CT 06840 in the enclosed envelope today.

●
If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Shares on your behalf without your instructions.

●
Depending on your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Because only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to Concerned ALCO Stockholders. Remember, you can vote for our Nominees only on our GOLD proxy card. So please make certain that the latest dated proxy card that you return is the GOLD proxy card.

We have retained InvestorCom, Inc. (“InvestorCom”) for advisory and consulting services, to assist in communicating with stockholders in connection with the proxy solicitation and to assist in efforts to obtain proxies.  If you have any questions or require any assistance with your vote, please contact InvestorCom at their address and toll-free number on the following page.

Thank you for your support,

Milwaukee Private Wealth Management, Inc.
VI Capital Fund, LP
VI Capital Management, LLC
David W. Pointer
Jeffrey Geygan
Charles M. Gillman
Stanley B. Latacha
Dilip Singh
William L. Lechtner
John M. Climaco
Mark D. Stolper
Robert J. Sarlls

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of the Concerned ALCO Stockholders’ proxy materials, please call Concerned ALCO Stockholders’ proxy solicitor,
InvestorCom
at the phone numbers listed below:

InvestorCom, Inc.
65 Locust Avenue, New Canaan, CT 06840
Telephone: (203) 972-9300
Toll Free:  (877) 972-0090
Fax: (203) 966-6478
E-mail:  info@investor-com.com

PRELIMINARY COPY -  SUBJECT TO COMPLETION, DATED MAY 21, 2014

2014 ANNUAL MEETING OF THE STOCKHOLDERS
OF
ALCO STORES, INC.
(the “Company”)

PROXY STATEMENT
OF
CONCERNED ALCO STOCKHOLDERS

Concerned ALCO Stockholders, the participants in this solicitation, are comprised of Milwaukee Private Wealth Management, Inc. (“MPWMI”),  VI Capital Fund, LP (the “Fund”), VI Capital Management, LLC, David W. Pointer, Jeffrey R. Geygan, Charles M. Gillman, Stanley B. Latacha, Dilip Singh, William L. Lechtner, John M. Climaco, Mark D. Stolper and  Robert J. Sarlls. For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the stockholder must provide the information required by the Company’s Bylaws, as amended and restated (the “Bylaws”), and give timely notice to the Company’s secretary in accordance with such Bylaws.  To be timely, a stockholder’s notice must be delivered to the secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company).

Concerned ALCO Stockholders believe that a series of errors, misjudgments, and inappropriate strategies designed by the current board of directors of the Company (the “Board”) have resulted in a grossly underperforming stock price and an associated diminution of stockholder value.  Concerned ALCO Stockholders do not believe that the current Board has been an effective steward for the Company’s stockholders as demonstrated by the substandard financial performance of the Company during their tenure as Board members.  Concerned ALCO Stockholders believe significant changes to the composition of the Board are required in order to ensure that the Company is being operated in a manner consistent with the best interests of all stockholders.

We believe that the lack of effective oversight by the current Board has led to, among other things:

•
An inability to effectively assist and provide oversight to the executive leadership team in developing and implementing a strategic direction for the Company consistent with long-term stockholder value creation.

•	An inability to develop incentive systems throughout the Company and the executive team that align the interests of stockholders with the interests of Company leadership.

•
An inability to assist the executive leadership team in formulating a retail strategy that encompasses the basic elements required for succeeding in the industry and establishing a leadership position in the markets it serves.

•
An inability to effectively assist the executive leadership team in developing solutions to the Company’s complex and expensive distribution system, or create a more competitive, industry leading supply chain that would naturally lower capital requirements, freeing up additional working capital for more constructive uses including capital allocation strategies.

•	An inability to assist the executive leadership team in managing the widely spread store portfolio in a manner that maximizes operating profitability and overall stockholder value creation.

•	An unwillingness to personally invest in the Company’s common stock (“Common Stock”) and thereby convey a conviction as to the future potential of the Company.

•	Perhaps most troubling, a complete lack of a sense of urgency to make immediate improvements to ensure long-term viability of the enterprise.

We believe an engaged, experienced and highly qualified Board is needed to best serve the interests of  stockholders.  Concerned ALCO Stockholders are therefore seeking your support at the 2014 annual meeting of stockholders, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).  The Company has scheduled the Annual Meeting to be held at Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas at [____] (local time) on July 30, 2014.

This proxy statement (the “Proxy Statement”) and the enclosed GOLD proxy card are being furnished to the Company’s stockholders by Concerned ALCO Stockholders in connection with the solicitation of proxies for the following:

(1)
to elect our slate of independent director nominees: Stanley B. Latacha, Dilip Singh, William L. Lechtner, John M. Climaco, Mark D. Stolper and  Robert J. Sarlls (our “Nominees”) to serve as directors on the Board;

(2)
to reimburse the Concerned ALCO Stockholders for reasonable expenses  (not to exceed the amount expended by the Company in connection with the nomination of its nominees at the election held at the Annual Meeting) incurred in connection with the nomination of our Nominees; and

(3)	to grant the proxy holders discretion to vote on all other matters as may properly come before the Annual Meeting.

Proposal No. 2 is subject to the effectiveness of Proposal No. 1.

The Company has set the close of business on June 25, 2014 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is 751 Freeport Parkway, Coppell, Texas 75019.  Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  As of the Record Date, according to the Company, there were [_________] shares of Common Stock (each such share of Common Stock a “Share”) outstanding and entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  Our Proxy Statement is available at: www.icommaterials.com/CAS. At this website, our Proxy Statement, additional proxy solicitation material and our proxy card will be available.

THIS SOLICITATION IS BEING MADE BY CONCERNED ALCO STOCKHOLDERS AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. CONCERNED ALCO STOCKHOLDERS ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH CONCERNED ALCO STOCKHOLDERS ARE NOT AWARE OF, BE BROUGHT BEFORE THE ANNUAL MEETING A REASONABLE TIME BEFORE THE SOLICITATION, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE COMPANY, YOU MAY REVOKE THAT PROXY AND VOTE FOR THE ELECTION OF OUR NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO CONCERNED ALCO STOCKHOLDERS IN CARE OF INVESTORCOM, THE PROXY SOLICITATION FIRM RETAINED TO ASSIST US IN THIS SOLICITATION, TO THE SECRETARY OF THE COMPANY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

Why am I receiving these proxy materials?

Concerned ALCO Stockholders sent you this Proxy Statement and the accompanying proxy card because Concerned ALCO Stockholders are soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your Shares.  Instead, you may simply complete, sign and return the accompanying GOLD proxy card.

What am I being asked to vote on?

You are being asked to vote:

(1)	to elect seven independent directors to the Board as further described in this Proxy Statement under the heading “PROPOSAL NO. 1: ELECTION OF OUR NOMINEES TO THE BOARD”;

(2)
to reimburse Concerned ALCO Stockholders for reasonable expenses (not to exceed the amount expended by the Company in connection with the nomination of its nominees at the election held at Annual Meeting) incurred in connection with the nomination our Nominees to the Board at the Annual Meeting, as further described in this Proxy Statement under the heading “PROPOSAL NO. 2: REIMBURSEMENT OF CONCERNED ALCO STOCKHOLDERS’ REASONABLE PROXY SOLICITATION EXPENSES”; and

(3)	to grant to the proxy holders discretion to vote on all other matters as may properly come before the Annual Meeting.

Proposal No. 2 is subject to the effectiveness of Proposal No. 1.

What is the recommendation of Concerned ALCO Stockholders?

Concerned ALCO Stockholders recommend that you vote using the GOLD proxy card:

(1)	“FOR” the election of Stanley B. Latacha, Dilip Singh, William L. Lechtner, John M. Climaco, David W. Pointer, Mark D. Stolper and Robert J. Sarlls to serve as directors on the Board.

(2)
“FOR” the reimbursement of Concerned ALCO Stockholders’ reasonable expenses (not to exceed the amount expended by the Company in connection with the nomination of its nominees at the election held at the Annual Meeting) incurred in connection with the nomination of our Nominees to the Board at the Annual Meeting.

(3)	“FOR” granting to the proxy holders discretion to vote on all other matters as may properly come before the Annual Meeting.

Proposal No. 2 is subject to the effectiveness of Proposal No. 1.

Who may vote at the Annual Meeting?

Stockholders of the Company, as recorded in the Company’s stock register at the close of business on the Record Date, may vote at the Annual Meeting.

Please also note that if you hold your Shares in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.

How do proxies work?

Concerned ALCO Stockholders are asking you to appoint Jeffrey R. Geygan and David W. Pointer as your proxy holders to vote your Shares at the Annual Meeting.  You make this appointment by voting the enclosed GOLD proxy card or by using one of the voting methods described below.  Giving us your proxy means you authorize the proxy holders to vote your Shares at the Annual Meeting, according to the directions you provide.  You may vote for all, some, or none of our director nominees.  You also may vote for or against the other voting proposals, or abstain from voting, to the extent there are any competing proposals.  Unless you indicate otherwise on the GOLD proxy card or through the telephone or Internet voting procedures, you also authorize your proxy holders to vote your Shares on any matters not known by Concerned ALCO Stockholders at the time this Proxy Statement was printed and that, under the Company’s Bylaws, may be properly presented for action at the Annual Meeting.

If I vote using the GOLD proxy card, will I have the opportunity to vote for the remaining seats on the Board?

The GOLD proxy card will not authorize the proxy holders to vote for any nominees to the Board other than our Nominees.  However, if you chose to attend the Annual Meeting and vote in person, you may vote for our Nominees as well as for any other nominees to fill the remaining board seats.

What happens if I abstain from voting?

If you give instructions to abstain from voting, your Shares will not be voted on any matter.  Abstentions will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the election of directors or on the outcome of any other proposals.

What happens if I fail to instruct my broker?

If you hold your Shares in street name through a broker, bank or other custodian, only it can vote your Shares, and only upon your specific instruction.  Because this is a “contested” meeting, if you fail to instruct your broker on how to vote your Shares, your broker will not be able to vote your Shares with respect to any of the Proposals other than Proposal No. 3 and those Shares will have no effect on the outcome of the votes.

How do I vote?

For the election of directors, you may either vote “FOR” the seven nominees or you may “WITHHOLD” your vote for one or more of the directors. For any other matter to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting.  The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy by using the accompanying GOLD proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.
•	To vote in person, come to the Annual Meeting.

•
To vote by proxy, simply complete, sign and date the accompanying GOLD proxy card and return it promptly in the envelope provided. If you return your signed GOLD proxy card to us before the Annual Meeting, we will vote your Shares as you direct.

•
To vote over the Internet or by telephone, you may vote over the Internet or by telephone 24 hours per day, seven days per week. Your Internet or telephone vote authorizes the named proxies to vote your Shares in the same manner as if you marked, signed and returned your proxy card. You may vote over the Internet at www.proxyvote.com. You may vote by telephone by calling (800) 454-8683.  Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you access the web site to vote by Internet, or when you vote by telephone. If you submit your proxy by Internet or by telephone, you do not need to mail back your proxy card. The Internet and telephone voting facilities will close at 11:59 p.m. on  [________].

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent.  If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a GOLD proxy card with respect to your Shares and only after receiving your specific instructions.  Accordingly, please sign, date and mail the enclosed GOLD proxy card in the postage-paid envelope provided.  To ensure that your Shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your Shares.

If you hold your Shares in a stock brokerage account or by a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

How do I revoke a proxy?

You may revoke your proxy before it is voted at the meeting by:

•	submitting a revocation letter with a later date than your proxy card;

•	delivering a second signed proxy card dated later than the first signed proxy card;

•	voting at a later time by telephone or the Internet; or

•	attending the Annual Meeting and voting in person.

A revocation letter may be delivered either to Concerned ALCO Stockholders in care of InvestorCom at the address set forth on the back cover of this Proxy Statement or to the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Concerned ALCO Stockholders in care of InvestorCom, Inc., 65 Locust Avenue, New Canaan, CT 06840 or by contacting InvestorCom at (203) 972-9300, or by email to info@investor-com.com so that Concerned ALCO Stockholders will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares. Additionally, InvestorCom may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the proposals described herein.

If you are a street name stockholder, and you vote by proxy, you may later revoke your proxy instructions by informing the holder of record in accordance with that holder’s procedures.

Remember, your latest-dated proxy is the only one that counts.

Should I submit a proxy if I plan to attend the Annual Meeting?

Whether you plan to attend the Annual Meeting or not, we urge you to sign, date and return a GOLD proxy card or vote by telephone or the Internet as described on the GOLD proxy card. Returning the enclosed GOLD proxy card by mail or by telephone or the Internet will not affect your right to attend the Annual Meeting and vote in person.

Who will count the votes and how will my vote(s) be counted?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count “FOR” and “WITHHOLD” votes with respect to the election of directors, and, with respect to the other proposals, “FOR” and “AGAINST” votes, abstentions and broker non-votes.  A “broker non-vote” occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.  Both abstentions and broker non-votes will have no effect and will not be counted toward the vote total for any proposals.

Who can help answer my questions?

If you would like additional copies of this document, would like to ask any additional questions, or need assistance voting your GOLD proxy card, please contact our proxy solicitor:

InvestorCom, Inc.
65 Locust Avenue, New Canaan, CT 06840
Telephone: (203) 972-9300
Toll Free:  (877) 972-0090
Fax: (203) 966-6478
E-mail:  info@investor-com.com

BACKGROUND TO THE SOLICITATION

The following is a chronology of events leading up to this proxy solicitation:

•
On February 18, 2014, the Fund (i) issued a press release announcing that the Fund intends to propose a slate of candidates for election to the Board, and (ii) delivered to the Company a notice of nomination of five candidates for election at the Annual Meeting (the “Fund Proposal Notice”).

•
On March 6, 2014, MPWMI (i) issued a press release announcing that MPWMI intends to propose a slate of candidates for election to the Board, and (ii) delivered to the Company a notice of nomination of five candidates for election at the Annual Meeting (the “MPWMI Proposal Notice” and together with the Fund Proposal Notice, the “Proposal Notices”).

•	On March 13, 2014, the Company issued a press release responding to the Proposal Notices.

•
On April 1, 2014 each of MPWMI and the Fund delivered to the Company supplements to their respective Proposal Notices to notify the Company that MPWMI and the Fund have determined to jointly solicit proxies for the election of the following combined slate of duly nominated candidates at the Annual Meeting: Stanley B. Latacha, Dilip Singh, John M. Climaco, David W. Pointer, and Robert J. Sarlls.

•
On April 1, 2014 MPWMI, Jeffrey R. Geygan, Stanley B. Latacha and Robert J. Sarlls (the “MPWMI Parties”) and the Fund, VI Capital Management, LLC, David W. Pointer, Charles M. Gillman, Dilip Singh and John M. Climaco (the “Concerned ALCO Stockholder Parties”) entered into that certain Solicitation Agreement pursuant to which the MPWMI Parties joined Concerned ALCO Stockholders and determined to, among other things, jointly solicit proxies for the election of the Nominees.

•
On April 2, 2014 Concerned ALCO Stockholders (including the MPWMI Parties) issued a press release announcing that the MPWMI Parties have joined Concerned ALCO Stockholders and that Concerned ALCO Stockholders intend to mail out their own proxy statement ahead of the Annual Meeting to solicit support for the election of the Nominees.

•
On April 23, 2014, the Company filed Form 8-K with the Securities and Exchange Commission (the “SEC”) regarding the resignation of Tom L. Canfield, Jr. from his position as Senior Vice President – Logistics and Administration, effective as of May 31, 2014.

•	On May 5, 2014 the Company filed Form 10-K with the SEC for fiscal year ended February 2, 2014.

•
On May 5, 2014, the Company issued a press release announcing  (i) the expansion of the Board from 5 to 7 members and the appointment of Paul T. Davies and Leslie A. Ball to the Board by vote of the existing members of the Board, and  (ii) amendments to the existing stockholder rights agreement.

•
On May 14, 2014, the Fund delivered to the Company a supplement to its Proposal Notice notifying the Company of its nomination of William L. Lechtner and Mark D. Stolper, as additional nominees for election to the Board at the Annual Meeting, in response to the expansion of the Board from 5 to 7 members.

REASONS FOR THE SOLICITATION

We believe the Company is a valuable franchise that has created immeasurable goodwill within the small towns and rural American communities it has served, many for over one hundred years.  Consequently, the Company has established a truly enviable market position.  While the market segment that the Company serves is not without challenges, the Company has a unique position as a significant general merchandise retail brand committed to serving America’s small towns and rural communities.  The Company is the only major retailer in roughly eighty percent (80%) of the communities it serves, a position that should give the Company an immediate advantage over its competitors.  However, with small towns and rural communities increasingly served by internet retailers, even being the sole brick and mortar presence is not sufficient.  The Company’s often lackluster and confusing product mix, ineffective promotions, outdated merchandising, and incomplete or unappealing product offerings has left many of its customers dissatisfied and questioning the Company’s value and commitment to their needs.  Furthermore, we believe that the Company has failed to effectively manage its vast brick and mortar store portfolio in a sensible manner consistent with creating and maximizing stockholder value.  The Company’s online offering appears weak and inconsistent with younger online shoppers’ expectations, thus adding little value for its customers or stockholders.  Finally, we believe that the Company has taken for granted its anchor status in many of the communities it serves, missing critical opportunities to foster, develop and sustain customer intimacy necessary to fend off the Company’s competitors, which include dollar and convenience stores, grocery stores, larger general merchandisers located in other communities and online retailers.

We believe that the foregoing problems have directly resulted in disappointing per store revenue growth and other material retail financial metrics as well as an overall erosion of stockholder value.  We believe these issues demonstrate a clear lack of strategic direction for the Company.  We further believe that as a result of the Board’s lack of effective oversight the Company’s true value has been masked, leaving the Company’s economic potential unrealized for stockholders.

We do not believe the current directors serving on the Board are acting in the best interests of stockholders.  We are concerned that this Board, which we believe has failed in the past, will continue to fail to initiate steps that we believe are imperative in order to enhance stockholder value.  We believe the Board’s recent attempt to sell the Company is indicative of the Board’s disconnect with the interests of its stockholders, and a reflection of those acting in their own self-interest.  We believe these misguided efforts include but are not limited to the following:

•
Strategic Direction:  The Board has failed to adequately assist the executive leadership team in developing and implementing an effective strategic plan for the Company, consistent with long-term stockholder value creation.

•
Incentive Alignment:  The Board has failed to develop an incentive compensation structure throughout the Company and the executive team that aligns the interests of stockholders with the interests of Company leadership.  Rewarding return on equity (ROE) creates an incentive to effectively limit the growth in the stated book-value of the Company.  To wit, the Company’s most recently reported book-value of $76 million (February 2, 2014) is 32% less than it was a decade ago ($112 million as of October 31, 2004).  Over the same period the  book-values of similar and competing retailers have grown anywhere from 50% to more than 400%.

•
Strategic Planning:  An inability to assist the executive leadership team in formulating a retail strategy that encompasses the basic elements required for success in the industry. These would include (i) a merchandising strategy based on an understanding of the customer base, (ii) a distribution system and logistical operation that operates efficiently and flexibly to changing consumer preferences and demands, (iii) an information technology systems environment that enables the Company to move rapidly and effectively in confronting economic challenges in the business, and (v) a specific tactical vision regarding plans to turn around the currently money losing operations.

•
Operating Efficiencies:  The Board has been unable to effectively assist the executive leadership team in developing solutions to the complex and expensive distribution system in place and create a more competitive, industry leading supply chain that would lower capital requirements and free up additional working capital.  The Company’s working capital  range from 200% of the nearest competitor to nearly 500% of the most efficient operating competitor. This gives the Company’s competition significant operating advantages and limits the Company’s profitability.

•
Real Estate Portfolio Management:  The Board has failed to effectively assist the executive leadership team in managing the vast store real estate portfolio in a manner that maximizes operating profitability and overall stockholder value creation.  The Company operates a diverse portfolio of stores in a large geographic footprint.  Competing retailers have aggressively managed their store portfolios in such a way as to enjoy expanding operating profit margins and acceptable returns on invested capital.  The Board, meanwhile, has failed to evaluate the Company’s store real estate portfolio in the same manner, while operating profit metrics have deteriorated for more than a decade and stockholders have suffered.

•
Personal Commitment:  The Board seems to recognize the failings pointed out above, as demonstrated by their unwillingness to make meaningful personal investments in the Common Stock of the Company.  Collectively, the members of the Board own less than 0.3% of the outstanding Common Stock of the Company.  More specifically, (i) directors Mackey, Babilla, Davies and Ball do not own any Common Stock of the Company, (ii) each of director Logue and Wilson owns 500 Shares of Common Stock of the Company, and (iii) director Winsten owns 8,850 Shares of Common Stock of the Company.1

•
Sense of Urgency:  The Board seems to lack of any sense of urgency to make immediate improvements to ensure the long-term viability of the enterprise. Even though the Company recently added two new members to the Board (without seeking stockholder approval) who seem to possess retail expertise and experience; the subsequent quarterly call (held May 6, 2014) lacked any tactical plans that will positively impact the current poor performance.  Adding two Board members and unveiling little in the way of a tactical shift, while reporting another decline in sales and incremental selling, general, and administrative expenses of approximately $10 million – all while further increasing the indebtedness of the Company, strike us as an irresponsible admission of failure rather than a strategic plan.

Our independent, experienced and highly qualified Nominees will provide a fresh perspective in the Company’s boardroom, each with a demonstrated commitment to stockholders and their interests.  Our Nominees will immediately and aggressively seek to start the process of rebuilding stockholder value.  Our Nominees are committed to fully implementing and embracing long overdue corporate governance and operational reforms.  Each of the highlighted areas above will receive the immediate attention and focus of our Nominees.

1 The information in this paragraph was obtained from the 2013 Proxy Statement of the Company filed with the Securities and Exchange Commission on May 10, 2013.   The number of Shares attributed to each director represents actual shares owned by each director as indicated in the 2013 Proxy Statement and does not include unexercised stock options issued by the Company that may be held by each director.

PROPOSAL NO. 1

ELECTION OF OUR NOMINEES TO THE BOARD

The Board is currently composed of seven directors.  At the Annual Meeting, seven directors will be elected.  Concerned ALCO Stockholders are seeking your support at the Annual Meeting to elect our Nominees to serve until the 2015 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

Background of our Nominees

The Fund and MPWMI have nominated seven highly qualified Nominees who we believe possess the expertise necessary to restore and enhance stockholder value.  Our Nominees are “independent” for purposes of the Securities and Exchange Commission (the “SEC” or the “Commission”) and NASDAQ Stock Market rules and are committed to implementing appropriate corporate governance changes.

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our Nominees.  Each of our Nominees has consented to serve as a director of the Company and to be named in this Proxy Statement as a Nominee. None of the entities referenced below is a parent or subsidiary of the Company. Our Nominees are all citizens of the United States of America, and have been nominated by the Fund and MPWMI in accordance with the advance notice provisions of the Bylaws.

Name	Age	Present Principal Occupation and Five Year Employment History

Stanley B. Latacha Business Address: N9282 Council Bay Holmen, WI 54636	63
Stanley B. Latacha is a retail turnaround expert and proven strategic marketing and branding leader with over 30 years of experience, on both the client side and advertising agency side, across all retail categories. As a retail turnaround expert, he has been involved in assisting five retail chains (ranging from $500 million in annual sales to $3 billion in annual sales) achieve successful turnarounds in four different retail categories – mass merchant, off-price apparel, family apparel, and hard lines, using a diverse set of hands-on skills, knowledge and experience to the role. Mr. Latacha most recently served as a Senior Vice President and Chief Marketing Officer of Pamida, an affiliate of Sun Capital Partners, Inc., that operates more than 180 retail stores and pharmacies in small and mid-sized communities. Mr. Latacha oversaw a restructuring of Pamida’s where he provided the executive leadership to reinvent and reposition the chain. He changed processes and procedures across marketing, operations and merchandising. He linked marketing and merchandising processes to sales performance, resulting in the first annual positive growth of comparable sales for the chain in ten years. Prior to his role at Pamida, Mr. Latacha served as President of LeAf the Un-agency, a retail marketing and advertising agency that provided on-demand marketing strategy and advertising support for retailers and manufacturers entering the retail market. Prior to LeAf he held chief marketing positions with such retailers as Ashley Furniture Industries, PETCO Animal Supplies, Goody’s Family Clothing, and OfficeMax. Mr. Latacha received his B.S.B.A. from Roosevelt University.

Mr. Latacha is uniquely qualified to serve on the Company's Board given his successful track record in retail turnarounds, including providing executive leadership with his hands-on expertise to complete a successful turnaround of Pamida, a retailer with a profile and target market very similar to the Company. His decades-long experience in retail marketing, brand building, retail operations and merchandising is highly relevant to the current and future needs of the Company.

Dilip Singh Business Address: 333 NE 21st Avenue, Suite 1110 Deerfield Beach, FL 33441	65
Dilip Singh has served as the general partner of Value Generation Capital Fund LP since December 2013. Mr. Singh has also served as a director of On Track Innovations Ltd. (NASDAQ:OTIV), a company that designs, develops and markets secure contactless microprocessor-based smart card technology, since December 2012, and a director of Concurrent Computer Corporation (NASDAQ:CCUR), a provider of high-performance, real-time computer systems and software solutions, since July 2012. From April 2012 to April 2013, Mr. Singh served as the interim Chief Executive Officer, President and as a director of InfuSystem Holdings, Inc. (NYSEMKT:INFU) (“InfuSystem”), a provider of ambulatory infusion pumps and associated clinical services. Prior to joining InfuSystem, Mr. Singh served as the Chief Executive Officer of MRV Communications, Inc. (NASDAQ:MRVC), a provider of optical communications network infrastructure equipment and network management products, as well as network integration and managed services, from July 2010 to December 2011 and as a director from October 2010 to December 2011. From December 2008 to May 2009 Mr. Singh served as the Chief Executive Officer of Telia-Sonera Spice Nepal, a large Asian mobile operator. From October 2004 to November 2008, Mr. Singh served as the Chief Executive Officer and President of Telenity, Inc., a convergence applications, service delivery platform and value added services telecom software company. Mr. Singh earned a Master’s of Science in Physics from the University of Jodhpur and a Masters of Technology in Electronics & Communications Electrical Engineering from the Indian Institute of Technology. Mr. Singh has over 40 years of operational executive management and board experience with global major Fortune 500 telecom carriers, entrepreneurial experience with start-ups and early stage telecom software companies, network equipment providers and a venture capital firm. Mr. Singh’s extensive operational and board experience and knowledge will be a valuable addition to the Company.

Mr. Singh is uniquely qualified to serve on the Company’s Board given his vast experience on corporate boards of directors and executive leadership positions, as well as his experience in turning around under-performing companies over a broad array of industries.  Mr. Singh has particularly useful experience in understanding complex logistical systems and supply chains.

William L. Lechtner Business Address: 13603 Old El Camino Real, San Diego, California 92130	65
William L. Lechtner  has over 30 years of diverse hands-on retail experience across all merchandise, marketing and sales promotion categories. Mr. Lechtner's expertise includes creative brand building and positioning, innovative supply chain solutions and leadership and team development. Since 2006, he has been the Chief Executive Officer and Managing Director of The Lechtner Group, a retail consulting group to companies in the pet industry. Mr. Lechtner since 2012 has been on the board of directors of  OurPet’s Company, a publicly traded pet supplies manufacturer, having served on its advisory Board for two years prior to his election. From 1995 to 2006,  Mr. Lechtner was the Vice President/General Merchandise Manager of PETCO Animal Supplies, a national pet specialty retailer. During his tenure, PETCO grew from $270 million in annual sales and 265 stores to $1.8 billion annual sales and 716 locations. At PETCO he was a leader in the procurement, sales, brand building and promotional marketing of all merchandise, including its growing internet presence. Mr. Lechtner also had a critical role in planning and executing the merchandise and promotional marketing integration of more than 25 acquisitions, with a focus on merchandising, promotional marketing and maintaining existing customer satisfaction. He also achieved improved net sales margin percentage through increased penetration of private brand programs, advantageous supplier agreements and direct import business, as well as significantly improved key vendor and CRM programs. While at PETCO, Mr. Lechtner also increased inventory turns by managing manufacturer’s production timelines with just in time replenishment, EOQ reductions in coordination with PETCO store specific merchandise planograms and successful promotional and loyalty programs. Prior to PETCO, Mr. Lechtner was a Senior Vice President/General Merchandising Manager of Pet Food Warehouse, where he developed and led all merchandising, marketing, inventory replenishment, space management and visual presentations for this start up’s regional chain of big box pet supply stores grown from one initial store in Minneapolis to over 30 stores. Prior to Pet Food Warehouse, Mr. Lechtner was Vice President/General Merchandise Manager of deep discounter Pic & Save Stores, where he led sales, profits, soft goods merchandise, inventory replenishment, vendor negotiations. He significantly improved the company’s initial mark-up by over 2,000 basis points in just over 2 years through direct importing and buying direct from manufacturers, and improved year-over-year sales by more than 30% while improving inventory turns by 33%. Prior to Pic & Save Stores Mr. Lechtner was a Senior Merchandise executive with both Zayre Stores and Burdines, the Federated Department Store division.

Mr. Lechtner  holds a Bachelor of Business Administration from the University of Miami.

Mr. Lechtner is uniquely qualified to serve on the Company’s Board given his successful 30+ year track record in improving, on a hands-on basis, the overall performance of several smaller community and regional retailers, his expertise as a leader and strategist in retail merchandising, as well as his deep experience from a cross functional perspective in retail brand building, supply chain management, inventory management, sales and marketing, and e-commerce.

John M. Climaco Business Address: PO Box 326, Park City, Utah 84060	45
John M. Climaco (J.D.) is an executive with a distinctive record of international business successes and 14 years of experience managing complex business operations and legal strategies worldwide. Mr. Climaco is experienced in major business restructurings, turn-arounds and issues specific to public companies, with well-established abilities in strategic planning, rapid product commercialization, business development, venture-based start-ups, and infrastructure build-out. Mr. Climaco is a respected leader, maintaining an extensive network of key executive, capital and legal resources and able to recruit and mentor top talent. In 2003 Mr. Climaco co-founded Axial Biotech Inc., a venture-backed molecular diagnostics company specializing in spine disorders. Mr. Climaco served as a director, CEO, and President of Axial Biotech Inc. until 2013. From 2012-2013 Mr. Climaco served as a director of InfuSystem Holdings, Inc. (NYSEMKT:INFU), a provider of ambulatory infusion pumps and associated clinical services. Mr. Climaco currently serves as a director of Perma-Fix Environmental Services, Inc. (NASDAQ: PESI), a global provider of nuclear services and radioactive waste management solutions, Digirad Corporation (NASDAQ: DRAD), a major provider of in-office nuclear cardiology imaging, and PDI, Inc. (NASDAQ: PDII), a leading health care commercialization company.  Mr. Climaco holds a Bachelor of Arts in Philosophy, cum laude, from Middlebury College and a Juris Doctorate from the University of California, Hastings, College of Law.

Mr. Climaco is uniquely qualified to serve on the Company’s Board given his vast experience on corporate boards of directors and executive leadership positions, as well as his experience in turning around under-performing companies over a broad array of industries.

David W. Pointer Business Address: PO Box 402, Newman Lake, WA 99025	44
David W. Pointer is the founder and managing partner of VI Capital Management, LLC (“VICM”). VICM was founded on January 1, 2008 and has since been the general partner for the VI Capital Fund, LP (“VICF”) (a Washington State Limited Partnership). VICF is a value oriented investment limited partnership registered in the State of Washington.

Prior to founding VICF, David served as the Senior Vice President and Senior Portfolio Manager for ICM Investment Management in Spokane, WA. Prior to ICM David served as a Portfolio Manager for Invesco, Inc. where he worked with a senior partner in managing two mutual funds with assets in excess of $15 billion. David is an expert in business appraisal and identifying factors that create and enhance value. In addition to the above, David has been involved in M&A advisory roles and strategic consulting services in the industrial and healthcare industries.

David has an MBA from the Wharton School of Business and holds the Chartered Financial Analyst designation (CFA).

David is a member of the Board of Directors for Revo, Inc. (a private licensed footwear company) and CompuMed, Inc. (NASDAQ: CMPD) (a publicly-traded health-care services company).

Mr. Pointer is qualified to serve on the Company’s Board given his vast experience in evaluating corporate activities that can enhance stockholder value and his ability to relate to the broader investment community.

Mark D. Stolper Business Address: 1510 Cotner Ave. Los Angeles, CA 90025	42
Mark Stolper is the Executive Vice President and Chief Financial Officer of RadNet, Inc. (NASDAQ: RDNT). RadNet is the largest owner and operator of freestanding medical diagnostic imaging centers in the United States. RadNet is a publicly traded company with over $700 million of revenue, $115 million of EBITDA, 6,000 employees and 250 facilities. RadNet performs over four and a half million imaging exams each year, consisting of MRI, CT, PET/CT, Mammography, Ultrasound and X-ray.

Initially, as a member of RadNet’s board of directors, and then as its Executive Vice President and Chief Financial Officer since 2004, Mr. Stolper has assisted RadNet in growing its revenue from $137 million to approximately $725 million, raising over $1.6 billion of capital and completing over 30 acquisitions. At RadNet, Mr. Stolper is responsible for all accounting, finance, reimbursement operations, investor relations, treasury and related financial functions (approximately 350 direct and indirect reporting employees).

Mr. Stolper has extensive experience participating on company boards of directors, including membership or chairmanship of audit, compensation, special/strategic and governance committees. Through December 2012 upon its sale to Humana, Inc., Mr. Stolper was a member of the board of directors of Metropolitan Health Networks (NYSE: MDF, a $700 million revenue medical services company).  During his tenure, Metropolitan’s stock increased 370%. Through December 2013, Mr. Stolper was a member of the board of directors of Tix Corporation (OTC: TIXC, a live entertainment ticketing company).

Currently, Mr. Stolper is a member of the board of directors of On Track Innovations, Ltd. (NASDAQ: OTIV, a developer and marketer of contactless microprocessor-based smart card solutions), Physiotherapy Associates, Inc. (privately held, the second largest chain of physical rehabilitation centers in the United States) and CompuMed, Inc. (OTC: CMPD, a medical technologies company).

Mr. Stolper graduated with a liberal arts degree from the University of Pennsylvania and a finance degree from the Wharton School. Additionally, Mr. Stolper earned a postgraduate Award in Accounting from UCLA.

Mr. Stolper is uniquely qualified to serve on the Company's Board given his extensive experience helping companies re-ignite growth and establishing profitability.

Robert J. Sarlls Business Address: 1359 Ashland Ave. Wilmette, IL 60091	50
Robert J. Sarlls most recently served as Senior Vice President of International Sales, Strategy and Business Development for John B. Sanfilippo & Son, Inc. (NASDAQ:JBSS), one of the largest packaged nut companies in the world. His prior role with JBSS was as Senior Vice President of the company’s $400 million US Consumer Sales division, where he and his team were responsible for selling branded and private branded nut products to supermarkets, mass merchandisers, and specialty retailers. Mr. Sarlls joined John B. Sanfilippo & Son in 2009 as Vice President of Strategy and Business Development and led the transformation and professionalization of this family run publicly traded company. During his tenure with JBSS the company achieved record sales, a tripling of its cash flow as measured by Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), and a near quadrupling of the company’s share price. Prior to his service at John B. Sanfilippo & Son, Mr. Sarlls was a Director at RBC Capital Markets, the investment banking arm of the Royal Bank of Canada. Prior to that, he was a Member of Strategic Food Capital Partners, a firm which provided food industry focused advisory services to the private equity community. Prior to that, Mr. Sarlls was a Vice President with Rabobank International, a global leader in providing financing and advisory services to the food and agribusiness industry, for eight years, where he focused on domestic and international mergers & acquisitions. Mr. Sarlls received his A.B., Cum Laude, from Harvard College.

Mr. Sarlls is qualified to serve on the Company’s Board given his demonstrated track record of achieving strategic and operating improvements that result in the creation of shareholder value, his experience as a major supplier to large and small retailers, and his extensive financial and capital markets professional experience.

Other Information About Our Nominees

Other than William L. Lechtner, who currently owns 50 Shares, none of the Nominees directly owns any Shares.

David W. Pointer is the managing member of VI Capital Management, LLC, the general partner of the Fund.  As managing member, David W. Pointer has the right to vote the Shares held by the Fund and may be deemed to have a beneficial interest in the 14,224 Shares owned by the Fund.

Our Nominees will not receive any compensation from any members of Concerned ALCO Stockholders for their services as directors of the Company.  Additionally, none of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Other than as set forth in this paragraph, there are no arrangements or understandings among the Nominees, the other participants in this Proxy Statement or any other person or persons pursuant to which the nomination described herein is to be made.  On May 14, 2014, the members of Concerned ALCO Stockholders, including the Nominees, entered into an Amended and Restated Solicitation Agreement in which, among other things, all such members agreed (a) to form a group for the purpose of seeking representation on the Board at the Annual Meeting and taking all other actions to achieve the foregoing, and (2) to jointly solicit proxies for the election of the Nominees.  Additionally, on May 14 , 2014 the members of Concerned ALCO Stockholders, including the Nominees, entered into a Joint Filing Agreement in which such members agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to securities of the Company, to the extent required by applicable law.  Each of the Nominees has also executed a written consent to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.

We do not expect that our Nominees will be unable to stand for election. In the event that any Nominee is unable to serve or for good cause will not serve, we may seek to replace such Nominee with a substitute nominee to the extent substitution is permissible under the Bylaws.  In such case that we are permitted to substitute a nominee, we will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to any substitute nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Only in such case will the Shares represented by the enclosed GOLD proxy card be voted for substitute nominees. In addition, the Fund and MPWMI reserve the right to challenge any action by the Company that has, or if consummated would have, the effect of disqualifying our Nominees.  The Fund and MPWMI reserve the right to nominate additional persons, to the extent this is not prohibited under the Bylaws or applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Fund and MPWMI that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Company’s corporate machinery.

Each Nominee presently is, and if elected as a director of the Company would be, an independent director within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, and (ii) Section 301 of the Sarbannes-Oxley Act of 2002.  Each of the Nominees is a citizen of the United States.

WE STRONGLY RECOMMEND THAT YOU VOTE
“FOR” THE ELECTION OF OUR NOMINEES

PROPOSAL NO. 2

REIMBURSEMENT OF CONCERNED ALCO STOCKHOLDERS’ REASONABLE PROXY SOLICITATION EXPENSES

Concerned ALCO Stockholders intend to seek reimbursement of their reasonable expenses incurred in connection with the solicitation of proxies in advance of the Annual Meeting (not to exceed the amount expended by the Company in connection with the nomination of its nominees at the election held at the Annual Meeting) provided that one or more of our Nominees (or any additional nominees or substitutes) is elected to the Board.  This reimbursement proposal is not intended to limit, nor, if adopted, will it limit in any manner any of the Company directors’ powers or obligations to exercise their respective or collective fiduciary duties.

WE STRONGLY RECOMMEND THAT YOU VOTE “FOR” THE REIMBURSEMENT
OF CONCERNED ALCO STOCKHOLDERS’ REASONABLE PROXY SOLICITATION EXPENSES

PROPOSAL NO. 3

OTHER MATTERS

We are not aware of any other proposals to be brought before the Annual Meeting.  Should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

SOLICITATION OF PROXIES

Voting and Proxy Procedures

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each Share is entitled to one vote.  Stockholders who sell Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date. Based on publicly available information, the Fund and MPWMI believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Shares.

Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the proposal to elect our Nominees to the Board, FOR the removal, without cause, of any directors appointed by the Board without stockholder approval between the date of this Proxy Statement and the date of the Annual Meeting, FOR the reimbursement of Concerned ALCO Stockholders’ reasonable expenses (not to exceed the amount expended by the Company in connection with the nomination of its nominees at the election held at the Annual Meeting) incurred in connection with nominating our Nominees to the Board at the Annual Meeting, as well as in the discretion of the persons named as proxies, on all other matters as may properly come before the Annual Meeting.

The participants in this solicitation intend to vote all of their Shares in favor of the election of our Nominees and the other proposals described in this Proxy Statement.

Quorum

The presence of a quorum is required to transact business at the Annual Meeting.  A quorum will be present if at least a majority of the outstanding Shares entitled to vote are represented by votes at the meeting or by proxy. Your Shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be considered to be Shares present for the purpose of determining whether a quorum exists. A broker non-vote occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Votes Required for Approval

The Bylaws provide that elections of directors are determined by a plurality of the votes cast at such election, while all other matters subject to a stockholder vote are determined by a majority of the votes cast.  Abstentions and broker non-votes are not considered to be Shares cast, and therefore will not have any effect on the outcome of such proposals. Votes withheld from any Proposal will be counted for purposes of determining the presence or absence of a quorum, but will otherwise have no effect on the outcome of the vote.  Likewise, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will otherwise have no effect.

Thus, for Proposal No. 1 concerning the election of our Nominees, the seven  nominees receiving the highest number of affirmative votes properly cast at the election in person or by proxy shall be elected to the Board.

For all other Proposals and other matters properly presented for a vote at the Annual Meeting, approval will require the affirmative vote of a majority of the votes properly cast at the election in person or by proxy in favor of such proposal or matter.  Stockholders of record may appoint proxies to vote their Shares by signing, dating and mailing the GOLD proxy card in the envelope provided

If you need assistance, please contact our proxy solicitor, InvestorCom at (877) 972-0090.

Discretionary Voting

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

Abstentions and Broker Non-Votes

Abstentions and broker “non-votes” will count as votes present for the purpose of determining whether a quorum is present.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner.

Revocation of Proxies

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.

The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered to either Concerned ALCO Stockholders in care of InvestorCom at the address set forth on the back cover of this Proxy Statement or to the Company's address 751 Freeport Parkway, Coppell, Texas 75019 or any other address provided by the Company.  Although a revocation is effective if delivered to Concerned ALCO Stockholders or the Company, we request that either the original or photostatic copies of all revocations be mailed to Concerned ALCO Stockholders in care of InvestorCom at the address set forth on the back cover of this Proxy Statement so that Concerned ALCO Stockholders will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares. Additionally, InvestorCom may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the proposals described herein.

IF YOU WISH TO VOTE FOR THE PROPOSAL TO ELECT OUR NOMINEES TO THE BOARD AT THE TIME OF THE ANNUAL MEETING, TO REMOVE ANY DIRECTORS APPOINTED WITHOUT STOCKHOLDER APPROVAL, TO REIMBURSE CONCERNED ALCO STOCKHOLDERS FOR REASONABLE EXPENSES INCURRED IN CONNECTION WITH THE ELECTION OF OUR NOMINEES AND TO VOTE ON ANY OTHER PROPOSALS BROUGHT BEFORE THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE ENVELOPE PROVIDED.

Proxy Solicitation; Expenses

The solicitation of proxies pursuant to this Proxy Statement is being made by Concerned ALCO Stockholders.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

Executed proxies may be solicited in person, by mail, advertisement, telephone, telecopier, telegraph or email. Solicitation may be made by Concerned ALCO Stockholders, including our Nominees, employees of the members of Concerned ALCO Stockholders and their affiliates, none of whom will receive additional compensation for such solicitation. Proxies will be solicited from individuals, brokers, banks, bank nominees and other institutional holders. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  We will reimburse these record holders for their reasonable out-of-pocket expenses.

The Fund has retained InvestorCom to solicit proxies on our behalf in connection with the Annual Meeting. InvestorCom will employ approximately 30 people in its efforts.  The Fund has agreed to reimburse InvestorCom for its reasonable expenses and to pay to InvestorCom a fee of up to $60,000. InvestorCom will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.

In addition to the engagement of InvestorCom described above, costs related to the solicitation of proxies include expenditures for printing, postage, legal and related expenses and are expected to be approximately $20,000, plus legal expenses.  The entire expense of our proxy solicitation is being borne by Concerned ALCO Stockholders.  If our Nominees are elected to the Board, and if Proposal No. 2 is passed, these expenses will be reimbursed by the Company.

ADDITIONAL INFORMATION

Certain Information Concerning Concerned ALCO Stockholders

Our Nominees and each member of Concerned ALCO Stockholders are participants in this solicitation.

As of the date hereof, the Fund beneficially owns 14,224 Shares.  The Fund is a Washington limited partnership whose principal business is investment. VI Capital Management, LLC (“VI Capital Management”) is a Washington limited liability company and is the general partner of the Fund and may be deemed a beneficial owner of the Shares owned by the Fund.  Mr. David W. Pointer is the managing member of VI Capital Management and is also a Nominee.  As the managing member of VI Capital Management, Mr. Pointer may exercise voting and dispositive power over the Shares held by the Fund.  As a result, Mr. Pointer may be deemed to have a beneficial interest in the Shares held by the Fund.

As of the date hereof, MPWMI directly owns 452 Shares, 100 Shares of which are held in record name, and may be deemed to beneficially own 135,421 Shares owned directly by certain managed accounts.  Jeffrey R. Geygan, as President and Chief Executive Officer of MPWMI, may be deemed to beneficially own the 135,873 Shares beneficially owned by MPWMI.  In addition, Jeffrey R. Geygan owns directly 2,640 Shares.  Mr. Geygan’s wife, Kathy Geygan, owns directly 170 Shares and, as such, Mr. Geygan may also be deemed to be the beneficial owner of such 170 Shares3.

Mr. Charles M. Gillman is the Manager of RLWI Office, LLC, an Oklahoma limited liability company whose principal business is managing the capital of family offices. Mr. Gillman beneficially owns 22,500 Shares.  In addition, Elizabeth Kopple , the wife of Mr. Gillman, beneficially owns 1,750 Shares and, as such, Mr. Gillman may be deemed to be the beneficial owner of such 1,750 Shares2.

As of the date hereof, Mr. William L. Lechtner, a Nominee, beneficially owns 50 Shares.  No other Nominee directly or beneficially owns any Shares.

Based upon the foregoing, the Fund, MPWMI, Messrs. Pointer, Geygan and Gillman and the other members of Concerned ALCO Stockholders may all be deemed members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, as a result, may be deemed to beneficially own the 177,157 Shares beneficially held by Concerned ALCO Stockholders as described above.  Messrs. Pointer, Geygan and Gillman disclaim beneficial ownership of such Shares, except to the extent of their respective pecuniary interests therein.   For information regarding purchases and sales during the past two years by members of Concerned ALCO Stockholders of securities of the Company see Schedule I attached hereto.

Jeffrey R. Geygan is a plaintiff in a derivative action brought against the Board for the harm caused to the Company in connection with the attempted sale of the Company to Argonne Capital Group, LLC in 2013.  Except as otherwise set forth herein, none of the participants of Concerned ALCO Stockholders is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

On May 14, 2014, the members of Concerned ALCO Stockholders, including the Nominees, entered into an Amended and Restated Solicitation Agreement in which, among other things, all such members agreed (a) to form a group for the purpose of seeking representation on the Board at the Annual Meeting and taking all other actions to achieve the foregoing, and (2) to jointly solicit proxies for the election of the Nominees.  Additionally, on May 14, 2014 the members of Concerned ALCO Stockholders, including the Nominees, entered into a Joint Filing Agreement in which such members agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to securities of the Company, to the extent required by applicable law.  Each of the Nominees has also executed a written consent to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.

2 Ms. Geygan is not a participant in the furnishing of this Proxy Statement, will not participate in any solicitation of the Company’s stockholders, and is in no other way associated with the Proposals set forth herein.
3 Ms. Kopple is not a participant in the furnishing of this Proxy Statement, will not participate in any solicitation of the Company’s stockholders, and is in no other way associated with the Proposals set forth herein.

Except for what is set forth above, there is no other arrangement or understanding between any Nominee and any other person pursuant to which he was or is to be selected as a Nominee or director. None of our Nominees currently holds any position or office with the Company or has ever served previously as a director of the Company.

Concerned ALCO Stockholders reserve the right to retain one or more financial advisors and proxy solicitors, who may be considered participants in a solicitation under Regulation 14A of the Exchange Act.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting. There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each of the members of Concerned ALCO Stockholders in this solicitation, none of the events enumerated in Item 401(f)(1)−(6) of Regulation S−K of the Exchange Act occurred during the past five years.

STOCKHOLDER PROPOSALS

For stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act to be presented at the Company’s 2014 Annual Meeting and included in the Company’s proxy statement and form of proxy card used in connection with that meeting, the proposal must be forwarded in writing to the Company’s Corporate Secretary at ALCO Stores, Inc., 751 Freeport Parkway, Coppell, Texas 75019 so that it is received no later than January 10, 2014.  Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, referred to in this proxy statement as the Exchange Act.

For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the stockholder must provide the information required by the Bylaws and give timely notice to the Company’s secretary in accordance with the Bylaws.  To be timely, a stockholder’s notice must be delivered to the secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company).

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2014 Annual Meeting is based on information contained in the Company’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

CONCERNED ALCO STOCKHOLDERS HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT, BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AN ANALYSIS OF CUMULATIVE TOTAL RETURNS ON AN INVESTMENT IN SHARES DURING THE PAST FIVE YEARS AND OTHER IMPORTANT INFORMATION.  PLEASE NOTE THAT CONCERNED ALCO STOCKHOLDERS WERE NOT INVOLVED IN THE PREPARATION OF THE COMPANY’S PROXY STATEMENT.

The information concerning the Company contained in this Proxy Statement has been taken from, or is based upon, publicly available information.

WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES.

CONCERNED ALCO STOCKHOLDERS

[Date]

SCHEDULE I
INFORMATION CONCERNING THE CONCERNED ALCO STOCKHOLDERS
TRANSACTIONS IN SECURITIES OF ALCO STORES, INC.
DURING THE PAST TWO YEARS

The following list indicates the date of each purchase and sale of common stock of the Company within the past two years, made by each member of Concerned ALCO Stockholders, as well as the quantity of shares and aggregate U.S. dollar amount in each such purchase and sale.

EXCEPT AS OTHERWISE SPECIFIED, ALL PURCHASES AND SALES WERE MADE IN THE OPEN MARKET

VI Capital Fund, LP

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

3,600	$10.00	02/10/2014
300	$9.98	02/10/2014
177	$9.99	02/10/2014
100	$10.00	02/10/2014
430	$10.50	02/11/2014
4,570	$10.50	02/11/2014
400	$10.60	02/11/2014
800	$10.60	02/11/2014
3,200	$10.60	02/11/2014
600	$10.60	02/11/2014
47	$10.50	02/11/2014

Milwaukee Private Wealth Management Inc. (Directly and through the Accounts)

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

200	$15.44	04/20/2010
4250	$15.46	04/21/2010
910	$15.39	04/22/2010
1540	$15.49	04/23/2010
185	$16.28	04/28/2010
19330	$16.50	04/29/2010
3687	$16.57	05/24/2010
1755	$16.49	05/25/2010
2826	$16.23	06/02/2010
785	$15.65	06/07/2010
3570	$15.41	06/09/2010
1186	$15.00	06/17/2010
1920	$14.90	06/24/2010
441	$14.72	06/25/2010
150	$14.65	06/29/2010
944	$14.65	06/30/2010
125	$14.74	07/01/2010
300	$14.75	7/15/2010
800	$13.50	09/10/2010
80	$12.89	10/11/2010
410	$11.99	11/15/2010
680	$12.95	12/23/2010
1770	$12.60	12/30/2010
895	$13.65	01/19/2011
75	$13.72	01/31/2011
75	$13.60	03/01/2011
370	$13.55	03/08/2011
1200	$12.29	03/23/2011
80	$12.53	05/13/2011
13	$9.99	06/24/2011
87	$9.99	06/28/2011
1200	$10.99	08/05/2011
400	$10.31	09/14/2011
800	$9.90	11/28/2011
286	$16.23	02/29/2012
485	$16.50	03/02/2012
800	$8.74	03/09/2012
900	$8.75	03/12/2012
140	$13.50	10/22/2013
170	$14.18	10/23/2013
3000	$10.55	11/11/2013
2857	$10.50	11/18/2013
10000	$10.45	11/21/2013
3118	$10.50	11/22/2013
20974	$10.45	12/03/2013
170	$10.49	12/17/2013
5400	$10.54	12/18/2013
300	$10.30	12/23/2013
10200	$9.61	12/31/2013
100	$ 9.40	02/18/2014
310	$10.50	02/20/2014
800	$10.40	02/27/2014
600	$10.34	02/28/2014
838	$10.41	03/10/2014
500	$10.40	03/12/2014
90	$10.40	03/13/2014
11,996	$10.02	03/25/2014
8,700	$10.00	03/26/2014

Charles M. Gillman

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

20,000	$9.62	02/04/2014
2,500	$9.88	02/05/2014
50*	$9.82	02/06/2014
500*	$10.40	02/20/2014
200*	$10.22	03/03/2014

*Represents Shares purchased and held solely by Mr. Gillman’s wife, Elizabeth L. Kopple. Mr. Gillman may be deemed to beneficially own such Shares. Ms. Kopple is not a participant in the furnishing of this Proxy Statement, will not participate in any solicitation of the Company’s stockholders, and is in no other way associated with the Proposals set forth herein.

David W. Pointer

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

None	N/A	N/A

VI Capital Management, LLC

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

None	N/A	N/A

Jeffrey R. Geygan

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

286	$16.23	06/02/2010
140	$13.50	09/10/2010
485	$16.50	04/29/2010
800	$13.50	09/10/2010
929	$10.00	03/26/2014
110**	$13.50	09/10/2010
60**	$15.41	06/09/2010

** Represents Shares purchased and held solely by Mr. Geygan’s wife, Kathy Geygan. Mr. Geygan may be deemed to beneficially own such Shares. Ms. Geygan is not a participant in the furnishing of this Proxy Statement, will not participate in any solicitation of the Company’s stockholders, and is in no other way associated with the Proposals set forth herein.

Stanley B. Latacha

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

None	N/A	N/A

Dilip Singh

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

None	N/A	N/A

John M. Climaco

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

None	N/A	N/A

Robert J. Sarlls

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

None	N/A	N/A

William L. Lechtner

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

50	$10.00	04/01/2014

Mark D. Stolper

Shares of Common Stock Purchased / (Sold)	Price Per Share ($)	Date of Purchase / (Sale)

None	N/A	N/A

SCHEDULE II

The following table is reprinted from the Company’s Proxy Statement filed with the Securities and Exchange Commission on [●], 2014.

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP BY MANAGEMENT

The following table sets forth, as of [●], 2014, certain information with respect to the beneficial ownership of the Shares by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Shares, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers, and (iv) all directors and executive officers of the Company as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent(3)

Beneficial Owners of in Excess of 5% (other than directors and named executive officers)

Executive Officers(6)

Directors

* Less than 1%.

IMPORTANT

Please review this document and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

1.	If your Shares are registered in your own name, please sign, date and mail the enclosed GOLD proxy card to InvestorCom in the envelope provided today.

2.
If you have previously signed and returned a GOLD proxy card to the Company, you have every right to change your vote. Only your latest dated card will count. You may revoke any GOLD proxy card already sent to the Company by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to InvestorCom, or by voting in person at the Annual Meeting.

3.
If your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a GOLD proxy card with respect to your Shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed GOLD proxy card in the envelope provided, and to ensure that your Shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your Shares.

4.	After signing the enclosed GOLD proxy card, do not sign or return the GOLD proxy card, even as a sign of protest, because only your latest dated proxy card will be counted.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your Shares, please contact our proxy solicitor.

InvestorCom, Inc.
65 Locust Avenue, New Canaan, CT 06840
Telephone: (203) 972-9300
Toll Free  (877) 972-0090
Fax: (203) 966-6478
E-mail:  info@investor-com.com

PRELIMINARY COPY -  SUBJECT TO COMPLETION, DATED MAY 21, 2014

GOLD PROXY CARD

ALCO STORES, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF

THIS PROXY IS SOLICITED ON BEHALF OF VI CAPITAL FUND, LP, MILWAUKEE PRIVATE WEALTH MANAGEMENT, INC. AND OTHER MEMBERS OF THE CONCERNED ALCO STOCKHOLDERS

THE BOARD OF DIRECTORS OF ALCO STORES, INC.
IS NOT SOLICITING THIS PROXY

P R O X Y

The undersigned appoints David W. Pointer and Jeffrey R. Geygan and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of ALCO Stores, Inc. (the “Company”) which the undersigned owned and would be entitled to vote if personally present at the 2014 annual meeting of stockholders scheduled to be held on July 30, 2014 at Royal Oaks Country Club, 7915 Greenville Avenue, Dallas, Texas 75231 at [__] local time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to VI Capital Fund, LP, Milwaukee Private Wealth Management, Inc. and the other participants in this solicitation (collectively, the “Concerned ALCO Stockholders”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.

This Proxy will be valid until the earlier of one year from the date indicated on the reverse side and the date of completion of the Annual Meeting. This Proxy will only be valid in connection with the solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

CONCERNED ALCO STOCKHOLDERS RECOMMEND A VOTE “FOR” THE PROPOSALS LISTED BELOW

☒ Please mark vote as in this example

(1) Our proposal to elect seven nominees, Stanley B. Latacha, Dilip Singh, William L. Lechtner, John M. Climaco, David W. Pointer, Mark D. Stolper and Robert J. Sarlls to serve as directors on the Company's Board of Directors.

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
	☐	☐	☐
Stanley B. Latacha			________________
Dilip Singh			________________
William L. Lechtner			________________
John M. Climaco			________________
David W. Pointer			________________
Mark D. Stolper			________________
Robert J. Sarlls			________________

CONCERNED ALCO STOCKHOLDERS INTENDS TO USE THIS PROXY TO VOTE “FOR” MESSRS. LATACHA, SINGH, LECHTNER, CLIMACO, POINTER, STOLPER AND SARLLS.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL NOMINEES EXCEPT” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW.  YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

 (2) Our proposal to reimburse Concerned ALCO Stockholders for their reasonable proxy solicitation expenses (not to exceed the amount expended by the Company in connection with the nomination of its nominees at the election held at the Annual Meeting).

FOR	AGAINST	ABSTAIN
☐	☐	☐

Proposal No.2 is subject to the effectiveness of Proposal No. 1

(3) Our proposal to grant the proxy holders discretion to vote on all other matters as may properly come before the Annual Meeting.

FOR	AGAINST	ABSTAIN
☐	☐	☐

DATED: ____________________________

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

PLEASE VOTE FOR Our NOMINEES ON THE GOLD PROXY CARD!
YOUR VOTE IS IMPORTANT!

WWW.PROXYVOTE.COM	Call TOLL-FREE on a touch-tone telephone using the 800 number shown below.

Just follow these 4 easy steps:

1.        Read the accompanying Proxy Statement and GOLD Proxy Card. Keep it handy for reference while you vote.

2.        Go to the website www.proxyvote.com

3.        Enter your 12 digit Control Number located on your GOLD Proxy Card.

4.        Follow the instructions.

Just follow these 4 easy steps:

1.        Read the accompanying Proxy Statement and GOLD Proxy Card. Keep it handy for reference while you vote.

2.        Please call toll-free (800) 454-8683.

3.        Enter your 12 digit Control Number located on your GOLD Proxy Card.

4.        Follow the recorded instructions.

CONCERNED ALCO STOCKHOLDERS